Exhibit 10.11

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 27th day of April, 2009, among:

(a) SHILOH INDUSTRIES, INC., a Delaware corporation (“Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c) NATIONAL CITY BANK, as the co-lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”); and

(d) THE PRIVATEBANK AND TRUST COMPANY, as the co-lead arranger and syndication agent.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of August 1, 2008, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty Million Dollars ($120,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1. Addition to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Auto Supplier Support Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended.

“Chrysler” means Chrysler LLC, a Delaware limited liability company.

“Chrysler Supplier Purchase Agreement” means that certain Supplier Purchase Agreement among Borrower, Chrysler Receivables SPV LLC and Citibank, which is being entered into on or about the date hereof in connection with the Auto Supplier Support Program.

“Citibank” means Citibank, N.A., a national banking association.

“GM” means General Motors Corporation, a Delaware corporation.

“GM Supplier Purchase Agreement” means that certain Supplier Purchase Agreement among Borrower, GM Supplier Receivables LLC and Citibank, which is being entered into on or about the date hereof in connection with the Auto Supplier Support Program.

2. Amendment to Financial Statements and Information Provision. Section 5.3 of the Credit Agreement is hereby amended to add the following new subsection (i) thereto:

(i) Accounts Sold Pursuant to Supplier Purchase Agreements. Borrower shall deliver to Agent, as frequently as Agent may request, but no less frequently than within five days after the end of each calendar month, a report detailing all Account sales made pursuant to the Chrysler Supplier Purchase Agreement and the GM Supplier Purchase Agreement, including a listing of all such previous Account sales and the payment status of each such Account sale, to be in form and substance reasonably satisfactory to Agent.

3. Amendment to Merger and Sale of Assets Provision. Section 5.12 of the Credit Agreement is hereby amended to add the following new subsections (h) and (i) thereto:

(h) the Companies may sell Accounts owed by Chrysler (or any subsidiary or affiliate of Chrysler) pursuant to the Chrysler Supplier Purchase Agreement, so long as:

(i) unless otherwise agreed to by Agent in writing, all sales are made in accordance with the terms of “Payment Option 1”, as defined in the Chrysler Supplier Purchase Agreement; and

(ii) the “Designated Account”, as defined in the Chrysler Supplier Purchase Agreement, is at all times (A) a Deposit Account maintained with The PrivateBank and Trust Company (or any other Lender that may from time to time maintain the cash management of Borrower), and (B) subject to a Control Agreement in favor of Agent and the Lenders; and

(i) the Companies may sell Accounts owed by GM (or any subsidiary or affiliate of GM) pursuant to the GM Supplier Purchase Agreement, so long as:

(i) unless otherwise agreed to by Agent in writing, all sales are made in accordance with the terms of “Payment Option 1”, as defined in the GM Supplier Purchase Agreement; and

(ii) the “Designated Account”, as defined in the GM Supplier Purchase Agreement, is at all times (A) a Deposit Account maintained with The PrivateBank and Trust Company (or any other Lender that may from time to time maintain the cash management of Borrower), and (B) subject to a Control Agreement in favor of Agent and the Lenders.

4. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses of Agent in connection with this Amendment.

5. Authorization to Execute Lien Priority Agreements. Agent is hereby authorized by the Lenders (a) to execute and deliver the Chrysler Lien Priority Agreement on behalf of the Lenders, substantially in the form of Exhibit A hereto, and (b) to execute the GM Lien Priority Agreement on behalf of the Lenders, substantially in the form of Exhibit B hereto.

6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms; and (h) both the GM Supplier Purchase Agreement and the Chrysler Supplier Purchase Agreement are, or will be upon the execution thereof, substantially in the form of Exhibit C hereto.

7. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

[Remainder of page intentionally left blank.]

JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT’S OR ANY LENDER’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWER, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Cleveland, Ohio as of the date first set forth above.

SHILOH INDUSTRIES, INC.

By:
Thomas M. Dugan
Treasurer

NATIONAL CITY BANK, as Agent and as a Lender

By:
Robert S. Coleman
Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY, as Syndication Agent and as a Lender

By:
Robert M. Walker
Managing Director

Signature Page to 1 of 2

Second Amendment Agreement

FIRSTMERIT BANK, N.A.

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:

Name:

Title:

RBS CITIZENS, NATIONAL ASSOCIATION

By:

Name:

Title:

Signature Page to 2 of 2

Second Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of April 27, 2009. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER, AGENT AND LENDERS.

SHILOH CORPORATION		GREENFIELD DIE & MANUFACTURING CORP.

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

JEFFERSON BLANKING INC.		SHILOH AUTOMOTIVE, INC.

By:		By:
	Thomas M. Dugan		Thomas J. Stecz
	Assistant Secretary		Treasurer

By:
Thomas J. Stecz
Treasurer

Signature Page 1 of 2 to

Acknowledgement and Agreement

SHILOH INDUSTRIES, INC. DICKSON MANUFACTURING DIVISION		LIVERPOOL COIL PROCESSING, INCORPORATED

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

MEDINA BLANKING, INC.		THE SECTIONAL DIE COMPANY

By:		By:
	Thomas J. Stecz		Thomas J. Stecz
	Treasurer		Treasurer

SECTIONAL STAMPING, INC.

By:
Thomas J. Stecz
Treasurer

Signature Page 2 of 2 to

Acknowledgement and Agreement

EXHIBIT A

CHRYSLER LIEN PRIORITY AGREEMENT

See attached.

S-1

EXHIBIT B

GM LIEN PRIORITY AGREEMENT

See attached.

S-2

EXHIBIT C

FORM OF SUPPLIER PURCHASE AGREEMENT

See attached.

S-3